                              STAG VARIABLE LIFE ARTISAN
                           HARTFORD LIFE INSURANCE COMPANY

 SUPPLEMENT DATED APRIL 7, 1998 TO THE VARIABLE LIFE INSURANCE WITH RESPECT TO
        THE STAG VARIABLE LIFE ARTISAN PROSPECTUS DATED MAY 1, 1997.


The following language is added to the last sentence of the section entitled, "Transfers of Account Value - Amount and Frequency of Transfers":

     For Policies purchased in New York, transfers between the Fixed Account and the Sub-Accounts of more than $2 million are prohibited.

The first sentence of the second paragraph of the section entitled, "Surrenders
- Administrative Expense Surrender Charge" is deleted and replaced with the following:

     The administrative expense surrender charge varies, based on the Insured's age on the Date of issue and the state in which the Policy was issued.

The first sentence of the second paragraph of the section entitled, "Surrenders
- Sales Surrender Charge" is deleted and replaced with the following:

     The sales surrender charge varies, based on the Insured's age on the Date of Issue and the state in which the Policy was issued.




333-07465
HV-2246